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                                                                    Exhibit 99
                    MONTHLY SERVICERS CERTIFICATE
                     SERVICER: NATIONSBANK, N.A.
                 NATIONSBANK AUTO OWNER TRUST 1996-A





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Collection Period	                                          					November 1997
Determination Date				                                               		12/8/97
Deposit Date						                                                   	12/12/97
Distribution Date				                                               		12/15/97


Pool Balance
Pool Balance on the close of the last day of the preceding
  Collection Period	                         						           1,054,046,041.06
Less:	Collections and Liquidation Proceeds allocable
      to Principal	                                              45,666,077.83
     	Purchase Amount allocable to Principal		                           	0.00
     	Realized Losses					                                        1,947,273.76
                                                             -----------------
Pool Balance on the close of the last day of the Collection
  Period			                                     				          1,006,432,689.47
Collections allocable to Principal received from Collection
  Period up to and including the Second Business Day
  immediately preceding the Current Determination Date	           9,825,779.84
                                                             -----------------
Pool Balance as of the Second Business Day immediately
  preceding the Current Determination Date 		            	      996,606,909.63
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 		                                                   		46.6535279%

Portfolio Balances and Pool Factors	              Beginning           	End
					                                             of Period	       of Period
                                                  ----------------------------
	Class A-1 Note Balance					                         -                -
	Class A-1 Pool Factor			                        		0.0000000        	0.0000000
	Class A-2 Note Balance	                     242,878,719.96    193,371,241.72
	Class A-2 Pool Factor				                        	0.3264499	        0.2599076
	Class A-3 Note Balance		                    457,323,000.00  	 457,323,000.00
	Class A-3 Pool Factor			                        		1.0000000	        1.0000000
	Class A-4 Note Balance	                     175,000,000.00    175,000,000.00
	Class A-4 Pool Factor	                        				1.0000000	        1.0000000
	Class B-1 Certificate Balance		              96,129,000.00 	   96,129,000.00
	Class B-1 Pool Factor		                        			1.0000000	        1.0000000
	Class B-2 Certificate Balance	              	74,783,667.91 	   74,783,667.91
	Class B-2 Pool Factor				                        	1.0000000	        1.0000000

	Weighted Average Coupon					                                     	10.3565000%
	Weighted Average Original Term		                                     				61.0
	Weighted Average Remaining Term                                    						34.6


Collections

Interest:
  	Collections and Liquidation Proceeds allocable to interest			  8,301,256.06
  	Recoveries			                          			                        46,164.57
  	Purchase Amount allocable to Interest		                            				0.00
                                                             -----------------
    		Total Interest Collections			                               8,347,420.63
  	Advances for the related Distribution Date	                    1,883,614.75
  	Less:  Outstanding Advances to be reimbursed	                  1,123,351.32
                                                             -----------------
        		Available Interest					                                 9,107,684.06

Principal:
  	Collections and Liquidation Proceeds allocable to Principal
     (for the Collection Period)						                           45,666,077.83
  	Purchase Amount allocable to Principal  (for the
     Collection Period)	                                             					0.00
  	Collections allocable to Principal received up to and
     including the Second Business Day immediately preceding
     the Current Determination Date		                         				9,825,779.84
    		Less:  Prior Month Collections allocable to Principal
             up to and including the Second Business Day
             immediately preceding the Current Determination
             Date			                                            		7,931,653.19
                                                             -----------------
    		Available Principal				                         	          47,560,204.48

    		Available Funds					                                       56,667,888.54
Regular Principal (equals Available Principal plus Realized
  Losses)			                                  				               49,507,478.24



Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted Receivables							92,805.04
Servicing Fee (inc. unpaid amount from prior periods)             		878,371.70
Noteholder Amounts
   Class A-1 Monthly Interest	                                       					0.00
  	Class A-1 Interest Carryover Shortfall	                           					0.00
                                                             -----------------
         		Total 		                                                    			0.00

  	Class A-2 Monthly Interest				                               		1,239,693.47
  	Class A-2 Interest Carryover Shortfall			                           			0.00
                                                             -----------------
         		Total                                             					1,239,693.47

  	Class A-3 Monthly Interest				                               		2,429,528.44
  	Class A-3 Interest Carryover Shortfall			                           			0.00
                                                             -----------------
         		Total			                                             		2,429,528.44

  	Class A-4 Monthly Interest                                 						966,145.83
  	Class A-4 Interest Carryover Shortfall					                           	0.00
                                                             -----------------
         		Total	                                               				966,145.83

         		Total Accrued Note Interest			                       		4,635,367.74

  	Class A-1 Monthly Principal 			                                     			0.00
  	Class A-1 Principal Carryover Shortfall		                          				0.00
                                                             -----------------
         		Total                                                     					0.00

   Class A-2 Monthly Principal				                             		49,507,478.24
  	Class A-2 Principal Carryover Shortfall 		                         				0.00
                                                             -----------------
         		Total	                                            				49,507,478.24

  	Class A-3 Monthly Principal			                                      			0.00
  	Class A-3 Principal Carryover Shortfall                          						0.00
                                                             -----------------
         		Total		                                                     			0.00

  	Class A-4 Monthly Principal			                                      			0.00
  	Class A-4 Principal Carryover Shortfall		                          				0.00
                                                             -----------------
         		Total	                                                     				0.00

         		Total Noteholders' Principal Payment Amount				      	49,507,478.24

Certificateholder Amounts
  	Class B-1 Monthly Interest			                                 			540,725.63
  	Class B-1 Interest Carryover Shortfall			                           			0.00
                                                             -----------------
         		Total			                                               		540,725.63

  	Class B-2 Monthly Interest                                 						428,448.10
  	Class B-2 Interest Carryover Shortfall			                           			0.00
                                                             -----------------
         		Total				                                               	428,448.10

         		Total Accrued Certificate Interest		                  			969,173.73

  	Class B-1 Monthly Principal			                                      			0.00
  	Class B-1 Principal Carryover Shortfall 		                         				0.00
                                                             -----------------
         		Total		                                                     			0.00

  	Class B-2 Monthly Principal				                                      		0.00
  	Class B-2 Principal Carryover Shortfall 		                         				0.00
                                                             -----------------
         		Total		                                                     			0.00

	         	Total Certificateholders' Principal Distribution Amount		   			0.00

Total required distributable amount			                       				56,083,196.45
Less: Total Available Funds					                               		56,667,888.54
                                                             -----------------
Net Available Funds   (Shortfall) Excess					                     		584,692.09
Withdrawal from Reserve Account (If Shortfall)				                     			0.00
Deposit to Reserve Account (If Excess)				                       			584,692.09


Distributions
Deposit to the Collection Account
  	Available Interest                                       						9,107,684.06
  	Available Principal				                                     		47,560,204.48
  	Withdrawal from Reserve Account				                                  		0.00
  	Less:  Amounts to be withheld by Servicer
      		  a)  Reimbursement of Outstanding Advances on
              Defaulted Receivables                             					92,805.04
      		  b)  Servicing Fee		                                    			878,371.70
                                                             -----------------
  	Net Deposit to Collection Account					                       	55,696,711.80

Deposit to Note Payment Account
  	Class A-1 Interest Distribution		                                  				0.00
  	Class A-2 Interest Distribution				                          		1,239,693.47
  	Class A-3 Interest Distribution 			                         			2,429,528.44
  	Class A-4 Interest Distribution		                            				966,145.83
  	Class A-1 Principal Distribution		                                 				0.00
  	Class A-2 Principal Distribution			                        			49,507,478.24
  	Class A-3 Principal Distribution                                 						0.00
  	Class A-4 Principal Distribution	                                 					0.00
                                                            ------------------
         		Total Deposit to Note Payment Account		            			54,142,845.98

Deposit to Certificate Distribution Account
  	Class B-1 Interest Distribution 			                           			540,725.63
  	Class B-2 Interest Distribution 			                           			428,448.10
  	Class B-1 Principal Distribution 			                                			0.00
  	Class B-2 Principal Distribution 				                                		0.00
                                                             -----------------
         		Total Deposit to Certificate Distribution Account	   				969,173.73

Deposit to Reserve Account 					                                  		584,692.09


Specified Reserve Account Balance
Greater of:
	(i) Sum of:
		(a) Percentage applicable times	                   			7.00%
		      Pool Balance as of the last day of the
        prior Collection Period less Principal
        collected up to and including the second
        Business Day preceding the most recent
        Determination Date			                 	996,606,909.63   	69,762,483.67
                                               --------------
		      and,
		(b) Specified Interest Reserve Amount
      (Three months interest                                   			2,907,521.17
                                                             -----------------
         on the Certificates if Notes are Outstanding)			      		72,670,004.84
		       and
	(ii) Lesser of:
		(a) $26,702,346.	                                          				26,702,346.00
		      and
		(b) Aggregate outstanding Note Principal Balance and
		      Aggregate sum of Certificate Balances				              	996,606,909.63

  	Specified Reserve Account Balance                       						72,670,004.84

Reserve Account Reconciliation
	  Beginning Balance  (Initial Balance is 2.5% of Original
     Pool Balance) 	                                        					55,041,939.96
  	Deposit from Available Interest and Available Principal				    		584,692.09
  	Investment Earnings						                                        229,330.57
  	Less:
        		Accrued and unpaid Servicing Fees				                          	0.00
        		Amounts to be distributed to Securityholders'				              	0.00
                                                             -----------------
  	Balance	                                                 					55,855,962.62
  	Less:  Withdrawal by holder of Contingent Payment Right of
          Excess of Reserve Account Balance Over Specified
          Reserve Account Balance				                                   		0.00
                                                             -----------------
   Ending Balance			                                          			55,855,962.62


  	Interest Reserve Amount		                                  				2,907,521.17
  	Available Reserve Amount				                                		52,948,441.45


Instructions to the Trustee

   Amount to be deposited from the Collection Account into
     the Note Payment Account                              						54,142,845.98

  	Amount to be deposited from the Collection Account into
     the Certificate Distribution Account				                     		969,173.73

   Amount to be deposited from the Collection Account into
     the Reserve Account						                                      584,692.09

   Amount to be deposited from the Reserve Account to the
     account of the holder of the Contingent Payment Right		          				0.00

  	Amount to be deposited from the Reserve Account into the
     Collection Account                                             						0.00

Net Loss and Delinquency Activity

Realized Losses							                                            1,947,273.76
Net Loss Ratio (annualized)
  	For the current Collection Period		                               				2.21%
  	For the preceding Collection Period					                             	2.01%
  	For the second preceding Collection Period			                      			1.74%
                                                             -----------------
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)					                                		1.99%

Delinquency Analysis
                                               		Number of	        Principal
                                            						 Loans	           Balance
                                                 --------        -------------
	   30 to 59 days past due 		                   			2856         	26,888,926.88
	   60 to 89 days past due 			                    		537	          5,181,570.68
	   90 or more days past due 		                  			533	          5,687,369.33
                                             ---------------------------------
          	Total				                               3926	         37,757,866.89

Collateral Repossessed and Held by the Trust
  (included in above Delinquency Amounts)	     					379	          4,114,983.54


Delinquency Ratio including Repossessions
  	For the current Collection Period		                               				1.08%
  	For the preceding Collection Period					                             	1.00%
  	For the second preceding Collection Period			                      			0.98%
                                                             -----------------
Average Delinquency Ratio (Specified Reserve Account Balance
  increases if greater than 1.25%)  					                              		1.02%

Loss and Delinquency Trigger Indicator		                              					YES

Equity Percentage	                                                						22.75%

Repurchased Receivables				                                            			0.00

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